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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 10, 2003
                                                   --------------


                                 STEPAN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-4462                                  36-1823834
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       (Commission File Number)             (I.R.S. Employer Identification No.)

      Edens and Winnetka Road,
        Northfield, Illinois                             60093
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:   (847) 446-7500
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

        Exhibit Number      Description
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            99.1            Press Release of Stepan Company dated April 10, 2003


Item 9. Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition.

     On April 10, 2003, Stepan Company ("Stepan") issued a press release providing certain information with respect to its anticipated financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STEPAN COMPANY



                                            By: /s/  Kathleen M. Owens
                                                --------------------------------
                                                     Kathleen M. Owens
                                                     Assistant Secretary

Date:         April 10, 2003

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                                  EXHIBIT INDEX

     Exhibit Number       Description
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          99.1            Press Release of Stepan Company dated April 10, 2003

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